First Quarter Earnings APRIL 19, 2016

Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries • IDEX’s Outlook • Q1 2016 Financial Performance • Q1 2016 Segment Performance • Fluid & Metering • Health & Science • Fire & Safety / Diversified Products • 2016 Guidance Detail • Q&A 1 AGENDA

Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries • Dial toll–free: 877.660.6853 • International: 201.612.7415 • Conference ID: #13620004 • Log on to: www.idexcorp.com 2 Replay Information

Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries Cautionary Statement Under the Private Securities Litigation Reform Act; Non-GAAP Measures This presentation and discussion will include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may relate to, among other things, capital expenditures, acquisitions, cost reductions, cash flow, revenues, earnings, market conditions, global economies and operating improvements, and are indicated by words or phrases such as “anticipate,” “estimate,” “plans,” “expects,” “projects,” “forecasts,” “should,” “could,” “will,” “management believes,” “the company believes,” “the company intends,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this news release. The risks and uncertainties include, but are not limited to, the following: economic and political consequences resulting from terrorist attacks and wars; levels of industrial activity and economic conditions in the U.S. and other countries around the world; pricing pressures and other competitive factors, and levels of capital spending in certain industries – all of which could have a material impact on order rates and IDEX’s results, particularly in light of the low levels of order backlogs it typically maintains; its ability to make acquisitions and to integrate and operate acquired businesses on a profitable basis; the relationship of the U.S. dollar to other currencies and its impact on pricing and cost competitiveness; political and economic conditions in foreign countries in which the company operates; interest rates; capacity utilization and the effect this has on costs; labor markets; market conditions and material costs; and developments with respect to contingencies, such as litigation and environmental matters. Additional factors that could cause actual results to differ materially from those reflected in the forward- looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included in the company’s most recent annual report on Form 10-K filed with the SEC and the other risks discussed in the company’s filings with the SEC. The forward-looking statements included in this presentation and discussion are only made as of today’s date, and management undertakes no obligation to publicly update them to reflect subsequent events or circumstances, except as may be required by law. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information in this presentation and discussion. This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ended March 31, 2016, which is available on our website. 3

Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries $0 $50 $100 Q1 $43 $62 2015 2016 15.0% 17.0% 19.0% 21.0% Q1 20.3% 20.4% 2015 2016 $0.00 $0.50 $1.00 Q1 $0.84 $0.89 2015 2016 $0 $200 $400 $600 Q1 $502 $503 2015 2016 4 IDEX Q1 Financial Performance Sales EPS Operating Margin Free Cash Flow Organic: 3% decrease 10 bps increase 6% increase 45% increase EPS increased 6 percent with Free Cash Flow up 45 percent ($M, excl. EPS)

Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries (1) The Company early adopted ASU 2016-09 effective in the first quarter of 2016. This new ASU, issued in March of 2016, simplifies the accounting for share-based payments, and resulted in a $2.6 million, or 3 cent, income tax benefit for the first quarter of 2016. 5 2016 Q1 Results Bridge EPS Midpoint of Q1'16 Guidance 0.81$ Q1'16 Operational Over Performance 0.03 1'16 Akron Brass Contribution, net of Inventory Step-up Charge (0.01) Contingent Consideration Adjustment 0.03 Q1'16 Lower Tax Rate(1) 0.03 Reported Q1'16 Results 0.89$

Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries 6 Fluid & Metering Orders Sales Q1 Sales Mix: Organic -5% Acquisition 3% Fx -1% Reported Sales -3% Q1 Summary:  Water Services continues to grow in core US and UK markets, benefiting from new products and a mild winter  North American industrial market showing signs of stabilization  Energy mobile markets are challenged due to lower class 6 and 8 truck builds, while strength in the aviation market partially offset mobile softness Operating Margin Energy and agriculture-end markets remain challenged $0 $100 $200 $300 Q1 $222 $215 2015 2016 20.0% 22.0% 24.0% 26.0% Q1 25.6% 24.3% 2015 2016 $0 $100 $200 $300 Q1 $218 $212 2015 2016 130 bps decrease Organic: 6% decrease Organic: 5% decrease ($M)

Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries 7 Health & Science Orders Sales Operating Margin Q1 Sales Mix: Organic 2% Acquisition 3% Fx -1% Reported Sales 4% Q1 Summary:  Scientific Fluidics continues to deliver as IVD, Bio and Analytical Instrumentation end markets are all expected to show strong growth in 2016  Optics & Photonics delivered top-line growth in Q1 and leveraged productivity improvements for outstanding profitability  Long-cycle MPT continues to grow on the strength of orders in Asian food and pharma market, providing stability through the second half of 2016 Organic sales growth of 2% and productivity drove operating margin improvement of 90 bps $0 $50 $100 $150 $200 Q1 $194 $191 2015 2016 $0 $50 $100 $150 $200 Q1 $179 $186 2015 2016 18.0% 19.0% 20.0% 21.0% 22.0% Q1 20.9% 21.8% 2015 2016 Organic: 4% decrease Organic: 2% increase 90 bps increase ($M)

Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries 8 Fire & Safety / Diversified Orders Sales Operating Margin Q1 Summary:  Organic sales decline of 6% is entirely due to a large trailer project in 2015 at Fire Suppression  Dispensing core markets in North America, Asia and Europe were solid, with profitability improvements driven by increased X-Smart sales  Fire Suppression core US and UK markets remain stable, and the acquisition of Akron Brass will expand our global product offering Excluding Akron Brass fair value inventory step-up charge, operating margins increased 80 bps Q1 Sales Mix: Organic -6% Acquisition 5% Fx -1% Reported Sales -2% $0 $50 $100 $150 Q1 $110 $120 2015 2016 Organic: 4% increase $0 $50 $100 $150 Q1 $107 $105 2015 2016 15.0% 20.0% 25.0% 30.0% Q1 25.5% 24.3% 2015 2016 Organic: 6% decrease 120 bps decrease ($M)

Outlook: 2016 Guidance Summary

Q2 2016

- EPS estimate range: $0.91 – $0.93, which includes the remaining $5.4 million pre-tax inventory step-up charge related to the acquisition of Akron Brass
- Organic revenue growth: Flat
- Operating margin: ~ 20.0%
- Tax rate: ~ 27.5%
- Fx impact: ~1.0% topline headwind, based on March 31, 2016 Fx rates

FY 2016

- EPS estimate range: $3.70 – $3.75
- Organic revenue growth: Flat
- Operating margin: 20.5% – 21.0%
- Fx impact: ~1.0% topline headwind, based on March 31, 2016 Fx rates
- Other modeling items
  - Tax rate: ~ 27.5%
  - Cap Ex: ~ $50M
  - Free Cash Flow will be ~120% of net income
  - Continued share repurchases: ~ net 2% reduction
  - EPS estimate excludes all future acquisitions and associated costs

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Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries